Filed pursuant to Rule 497(e) and Rule 497(k)
File Nos: 333-32798

SunAmerica Senior Floating Rate Fund, Inc.

AIG Senior Floating Rate Fund

(the, “Fund”)

Supplement dated April 30, 2021

to the Summary Prospectus, Prospectus and

Statement of Additional Information,

each dated April 30, 2021

SunAmerica Asset Management, LLC (“SunAmerica”), the Fund’s investment adviser, and Touchstone Advisors, Inc. (“Touchstone”) announced that they have entered into a definitive agreement for Touchstone to acquire certain assets related to SunAmerica’s retail mutual fund management business (the “transaction”).

Under the terms of the agreement, subject to Fund shareholder approval, twelve AIG Funds are expected to be reorganized into either existing series or newly created series of Touchstone Strategic Trust or Touchstone Funds Group Trust, and subsequently will be advised by Touchstone under its sub-advised mutual fund approach. On February 8, 2021, the Board of Directors of the Fund unanimously approved the proposed reorganization of the Fund into the Touchstone Credit Opportunities Fund, a series of Touchstone Funds Group Trust (the “Reorganization”).

A special meeting of shareholders (the “Special Meeting”) of the Fund is scheduled to be held virtually on June 10, 2021 to approve the Agreement and Plan of Reorganization with respect to the Reorganization. Only shareholders of record of the Fund as of the close of business on March 31, 2021 are entitled to notice of, and are eligible to vote at, the Special Meeting. The Joint Proxy Statement/Prospectus, Notice of Joint Special Meeting, and the proxy card were first sent to shareholders on or about April 19, 2021.

The Reorganization is subject to the completion of certain conditions, including approval by the shareholders of the Fund. If all conditions are satisfied and approvals obtained, the transaction and proposed Reorganization are expected to close in the third quarter of 2021.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP1_SFRSP 4-21